SALOMON BROTHERS VARIABLE SERIES FUNDS INC

SUPPLEMENT DATED JULY 30, 2004

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004

SALOMON BROTHERS VARIABLE LARGE CAP GROWTH FUND

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and the Statement of Additional Information of Salomon Brothers Variable Series Funds Inc (the “Company”) with respect to the Salomon Brothers Variable Large Cap Growth Fund (“Variable Large Cap Growth Fund”):

The Board of Directors of the Company has approved an amendment to add breakpoints to the management fee to the Management Contract between the Company, regarding Variable Large Cap Growth Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Fee
First $5 Billion	0.70%
Next $2.50 Billion	0.70%
Next $2.50 Billion	0.675%
Over $10 Billion	0.65%

The Board of Directors of the Company has approved an amendment to add breakpoints to the administration fee to the Administration Agreement between Variable Large Cap Growth Fund and Smith Barney Fund Management LLC. Effective August 1, 2004, Variable Large Cap Growth Fund will pay an administrative fee at an annual rate of 0.05% of the average daily net assets up to $5 billion, 0.025% for the next $5 billion, and 0.00% over $10 billion. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

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